                                                                Exhibit 23.09


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Boulder Capital Group, Inc.

We consent to the use of our report dated March 28, 1997 with respect to the statements of operations and retained earnings and cash flows of Boulder Capital Group, Inc. for the year ended December 31, 1996, included herein and to the reference to our firm under the heading "Experts" in the Form S-1.


                                                 KPMG Peat Marwick LLP

Boulder, Colorado
May 26, 1998